Schedule of Components of Lease Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Lease cost
Fixed lease cost	$ 678	$ 1,753
Variable lease cost	214	593
Total lease cost	892	2,346
Cash paid for amounts included in the measurement of lease liabilities	$ 681	$ 3,454
Weighted-average remaining lease term - operating leases		9 years 10 months 24 days
Weighted-average discount rate - operating leases		11.00%